Fair Value Measurement	6 Months Ended
Jun. 30, 2026
Fair Value Disclosures [Abstract]
Fair Value Measurement
9.
FAIR VALUE MEASUREMENT

The tables below reflect the reconciliation from the opening balances to the closing balances for recurring fair value measurements categorized as Level 3 of the fair value hierarchy for the six months ended June 30, 2026:

		For the Six Months Ended June 30, 2026
			Gain or Losses
US$	January 1, 2026	Purchase	Included in Earnings	Included in Other Comprehensive Loss	Foreign Currency Translation Adjustment	June 30, 2026
Liabilities:
Financial liability	63,593	—	(41,217)	—	1,816	24,192

For the financial liability that does not have a quoted market rate, the Group measured its fair value using the option-pricing model with the assistance of an independent third-party valuation firm. The fair values of financial liability as of June 30, 2026 are estimated with the following key assumptions:

June 30,
2026
Risk-free rate of return (per annum)	4.03%
Volatility	62.9%
Expected dividend yield	0.00%
Expected term	1.31 years
Fair value of the Company’s ordinary shares	US$0.0023 per share

These inputs used in the analysis were classified as Level 3 inputs within the fair value hierarchy due to the lack of observable market data and activity. If different estimates and assumptions had been used, the fair values of the preference shares and ordinary shares could be significantly different, and the fair value of the financial liability may materially differ from the recognized amount.